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                                                           Exhibit 10(y)(ii)


                   SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT


    WHEREAS, NANTUCKET INDUSTRIES, INC. ("Seller") and MIMMS INVESTMENTS ("Purchaser") entered into a Purchase and Sale Agreement (the "Agreement") on July 31, 1997 regarding the purchase and sale of real property known as 200 Cook Street, Cartersville, Bartow County, Georgia (the "Property"), which Agreement was amended on August 14, 1997; and

    WHEREAS, the parties desire to further amend certain provisions of the Agreement;

    NOW, THEREFORE, the parties hereby amend the Agreement as follows:

    1. The first and second sentences of Section 12 of the Agreement are hereby amended to read as follows:

    "Seller and Purchaser acknowledge that Brannen Goddard Company and Harris Properties, Inc. ("Brokers") represent only the interest of Seller in this transaction. Seller agrees to pay a six percent (6%) commission to Brokers at closing, with such commission being divided as follows: seventy-five percent (75%) to Brannen Goddard Company and twenty-five percent (25%) to Harris Properties, Inc."

    Except as amended herein, the Agreement, as previously amended, is hereby ratified and confirmed in all respects.

    IN WITNESS WHEREOF, Seller and Purchaser have hereto set their hands and seals this 27th day of August, 1997.

                                       SELLER:

                                       NANTUCKET INDUSTRIES, INC.

                                       By: /s/Ronald Hoffman
                                           --------------------------
                                           Ronald Hoffman
                                           Vice President


                                       PURCHASER:

                                       MIMMS INVESTMENTS,
                                       a Georgia general partnership

                                       By: /s/Malon D. Mimms, Jr.
                                           --------------------------
                                           Malon D. Mimms, Jr.
                                           General Partner